                                                                    EXHIBIT 99.1

                              SUBJECT TO REVISION
                       TERM SHEET, DATED JANUARY 22, 2001

                                  $982,872,000

                   NISSAN AUTO RECEIVABLES 2001-A OWNER TRUST

                     NISSAN AUTO RECEIVABLES CORPORATION II,
                                     Seller
                      NISSAN MOTOR ACCEPTANCE CORPORATION,
                                    Servicer


        The trust will issue the following notes:

                        Initial         Accrual      First Distribution     Final Scheduled
                    Principal Amount    Method(1)           Date           Distribution Date
                    ----------------    ----------   ------------------   ------------------
Class A-1 Notes....   $201,800,000      Actual/360    February 15,2001      January 15, 2002
Class A-2 Notes....   $350,000,000        30/360      February 15,2001       August 15, 2003
Class A-3 Notes....   $249,000,000        30/360      February 15,2001    September 15, 2004
Class A-4 Notes....   $182,072,000        30/360      February 15,2001         June 15, 2006

(1) Interest will accrue on the Class A-1 Notes from Distribution Date to Distribution Date, and on the other notes from the 15th day of each month to the 15th day of the succeeding month, except that for the first Distribution Date, interest for all Notes will accrue from the Closing Date.

        The notes are asset backed securities issued by the trust. The notes are not obligations of Nissan Motor Acceptance Corporation, Nissan Auto Receivables Corporation II, Nissan North America, Inc. or any of their respective affiliates. Neither the notes nor the receivables are insured or guaranteed by any governmental agency.

        This term sheet contains structural and collateral information about the notes, but does not contain complete information about the offering of the notes. The information contained in this term sheet is preliminary, limited in nature, and may be changed. A registration statement relating to Nissan Auto Receivables Corporation II trusts like the trust has been filed with the SEC and has been declared effective. A prospectus supplement relating to the trust will be filed after the notes have been priced and all of the terms and information are finalized. The information contained in this term sheet will be superseded in its entirety by information contained in the final prospectus supplement and prospectus relating to the offering of the notes. Any investment decision should be based upon the information in the final prospectus supplement and the prospectus. Sales of notes may not be completed unless the purchaser has received both the prospectus supplement and the prospectus. If any statements in this term sheet conflict with statements in the prospectus supplement or the prospectus, the statements in the prospectus supplement and the prospectus will control. This term sheet is not an offer to sell or the solicitation of an offer to buy the notes. If the offer, solicitation or sale of the notes in any jurisdiction would be unlawful before the notes are registered or qualified under the securities laws of that jurisdiction, then this term sheet cannot be used to offer or sell the notes in that jurisdiction.

        NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE NOTES OR DETERMINED THAT THIS TERM SHEET IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

JP MORGAN
                               MERRILL LYNCH & CO.
                                                            SALOMON SMITH BARNEY

                                SUMMARY OF TERMS

        The following information highlights selected information that will be contained in and described in greater detail in the final prospectus supplement and prospectus and provides a general overview of the terms of the notes. The information contained in this term sheet is preliminary, limited in nature, and may be changed. The information contained in this term sheet will be superseded in its entirety by information contained in the final prospectus supplement and prospectus relating to the offering of the notes. To understand all of the terms of the offering of the notes, you should read carefully the prospectus supplement and the prospectus. Both documents contain information you should consider when making your investment decision.



ISSUER

        Nissan Auto Receivables 2001-A Owner Trust.


SELLER

        Nissan Auto Receivables Corporation II.


SERVICER

        Nissan Motor Acceptance Corporation.


INDENTURE TRUSTEE

        Wells Fargo Bank Minnesota, National Association.


OWNER TRUSTEE

        Wilmington Trust Company.


CLOSING DATE

        On or about February 1, 2001.


CUT-OFF DATE

        December 31, 2000.


THE NOTES

        Class A-1 ____% Asset Backed Notes in the aggregate initial principal amount of $201,800,000.


        Class A-2 ____% Asset Backed Notes in the aggregate initial principal amount of $350,000,000.


        Class A-3 ____% Asset Backed Notes in the aggregate initial principal amount of $249,000,000.


        Class A-4 ____% Asset Backed Notes in the aggregate initial principal amount of $182,072,000.


THE CERTIFICATES

        The trust will also issue asset backed certificates in the aggregate principal amount of $71,146,470.93 evidencing fractional undivided interests in the trust. The certificates will not bear interest. The trust will not make any distributions on the certificates until all interest and principal of the notes has been paid in full. The certificates are not offered by this term sheet, the prospectus supplement, or the prospectus.


THE RECEIVABLES

        On the closing date the trust will transfer the notes and the certificates in exchange for a pool of new, near-new or used automobile and light-duty truck retail installment sales contracts originated by Nissan and Infiniti dealers having an aggregate principal balance of $1,054,018,470.93 as of the cut-off date. These contracts are referred to as the "receivables." The receivables were sold by the dealers to Nissan Motor Acceptance Corporation and will be resold by Nissan Motor Acceptance Corporation to Nissan Auto Receivables Corporation II, who will transfer them to the trust in exchange for the notes and the certificates. Additional information about the receivables follows this summary section.


TERMS OF THE NOTES

A.      Distribution Dates
        The fifteenth day of each month or, if the fifteenth day of the month is not a business day, the next business day, commencing February 15, 2001.


B.      Collection Periods
        The calendar month preceding the related distribution date.


C.      Interest Rates
        The notes will have fixed interest rates.

D.  Interest Accrual

        The Class A-1 Notes will accrue interest on an actual/360 basis from (and including) a distribution date to (but excluding) the next distribution date, except that the first interest accrual period will be from (and including) the closing date to (but excluding) February 15, 2001.

        All other notes will accrue interest on a 30/360 basis from (and including) the 15th day of each calendar month to (but excluding) the 15th day of the succeeding calendar month except that the first interest accrual period will be from (and including) the closing date to (but excluding) February 15, 2001.

E. Payment Priorities

        On each distribution date, the trust will make payments from collections on the receivables during the related collection period, amounts withdrawn from the yield supplement account, and, if necessary, amounts withdrawn from the reserve account. Advances made by the servicer will be included in collections, and reimbursements of servicer advances will be deducted from collections before any payments are made. The trust will make payments and allocations in the following order of priority:

        1. Servicing Fee - the servicing fee payable to the servicer equal to 1/12 of 1.00% of the aggregate principal balance of the receivables on the first day of the related collection period;

        2. Interest - accrued and unpaid interest on the Class A-1, Class A-2, Class A-3 and Class A-4 Notes (on a pro rata basis);

        3. Allocation of Principal on the Notes - an amount equal to the excess, if any, of (x) the sum of the principal balances of the notes and the certificates as of the close of business on the prior distribution date over (y) the principal balance of the receivables as of the end of the related collection period (excluding certain non-collectible or defaulted receivables and receivables purchased by the servicer or repurchased by the seller due to certain breaches) will be allocated to make the principal payments on the notes as described below.

        4. Reserve Account - to the reserve account, an amount equal to the amount required to maintain the reserve account at the required amount.

        5. Certificate Balance - after the notes have been paid in full, to the certificates until they are paid in full.

        6. Excess Amounts - any remaining amounts to Nissan Auto Receivables Corporation II.

Allocations of Principal - On each distribution date, from the amounts allocated to principal as described in clause (3) above, the trust will pay principal of the securities in the following priority:

        1. to the Class A-1 Notes until they are paid in full;

        2. to the Class A-2 Notes until they are paid in full;

        3. to the Class A-3 Notes until they are paid in full; and

        4. to the Class A-4 Notes until they are paid in full.

Notwithstanding the foregoing, on each distribution date after the occurrence of an event of default and an acceleration of the Notes, available amounts (after the servicing fee has been paid and certain advances have been reimbursed) will be applied to pay interest and principal (1) first to the Class A-1 Notes, until the outstanding principal balance of and accrued interest on the Class A-1 Notes has been paid in full, and (2) then to the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes on a pro rata basis (x) with respect to interest, based on the respective aggregate amounts of interest due to those classes of notes and (y) with respect to principal, based on the respective outstanding principal balances of those classes of notes, until the outstanding principal balances of those classes of notes have been paid in full.

F.  Reserve Account

        On the closing date, the seller will deposit $7,905,138.53 (0.75% of the outstanding principal balance of the receivables as of the cut-off date) into the reserve account for the trust.

        On each distribution date, if collections on the receivables and advances by the servicer are insufficient to pay the first three items listed under "Payment Priorities" above, the indenture trustee will withdraw funds (if available) from the reserve account to pay those amounts.

        If the principal balance of a class of notes is not paid in full on the related final scheduled distribution date, the indenture trustee will withdraw amounts from the reserve account (if available) to pay that class in full.

        The amount required to be on deposit in the reserve account at the close of business on any distribution date will be $7,905,138.53, except that if charge-offs or delinquencies exceed specified levels, the required amount will be the greater of (i) $7,905,138.53 and (ii) 5% of the outstanding principal balance of the notes and certificates as of the preceding distribution date (after giving effect to payments of principal made on such date). On each distribution date, the trust will deposit the amount, if any, necessary to cause the balance of funds on deposit in the reserve account to equal the required balance to the extent set forth above under "Payment Priorities".

G.  Yield Supplement Account

        On the closing date, the seller will make a capital contribution by depositing cash into the yield supplement account for the trust in an amount anticipated to be necessary to make the withdrawals described in the next paragraph. In addition, on the closing date, the seller will assign certain vehicle lease contracts to the trust, and all monthly base rent payments received on such vehicle lease contracts will be deposited into the yield supplement account on each distribution date.

        On each distribution date, the trust will use funds in the yield supplement account to cover, for each receivable, the excess, if any, of
        (x) one month's interest that would accrue on the principal balance of that receivable at the rate equal to the sum of (1) the interest rate on the Class A-4 Notes and (2) the servicing fee rate over (y) one month's interest on that receivable at the interest rate on that receivable.

H.  Final Scheduled Distribution Dates

        The trust is required to pay the outstanding principal amount of each class of notes in full on or before the related final scheduled distribution date specified on the cover of this term sheet.

I.  Optional Redemption; Clean-up Call

        The notes will be paid in full on any distribution date on which the servicer exercises its option to purchase the receivables. The servicer may purchase the receivables on any distribution date when the outstanding principal balance of the receivables has declined to 10% or less of the principal balance of the receivables as of the cut-off date.

MINIMUM DENOMINATIONS

The notes will be issued only in denominations of $1,000 or more.

REGISTRATION OF THE SECURITIES

Interests in the notes will be held through The Depository Trust Company in the United States, or Clearstream Banking societe anonyme or the Euroclear System in Europe. This is referred to as book-entry registration. You will not receive a definitive note except under limited circumstances.

We expect the notes to be delivered through The Depository Trust Company, Clearstream Banking societe anonyme and Euroclear Systems on or about February 1, 2001.

TAX STATUS

Subject to the important considerations described in the prospectus supplement and the prospectus, O'Melveny & Myers LLP, special tax counsel to the trust, will deliver its opinion that the notes will be characterized as debt, and the trust will not be characterized as an association or a publicly traded partnership taxable as a corporation for federal income and California income and franchise tax purposes.

If you purchase a note, you will agree to treat the note as a debt instrument.

ERISA CONSIDERATIONS

Subject to the important considerations described in the prospectus supplement and the prospectus, the notes generally are eligible for purchase by employee benefit plans.

If you are a benefit plan fiduciary considering the purchase of notes, you should consult with your counsel in determining whether all required conditions have been satisfied.

ELIGIBILITY FOR PURCHASE BY MONEY MARKET FUNDS

The Class A-1 Notes are structured to be eligible for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended. A money market fund should consult its legal advisers regarding the eligibility of such notes under Rule 2a-7 and whether an investment in such notes satisfies such fund's investment policies and objectives.

RATINGS

It is a condition to the issuance of the securities that: (i) the Class A-1 Notes be rated "A-1+" by Standard & Poor's Ratings Services and "P-1" by Moody's Investors Service, Inc., and (ii) the Class A-2, Class A-3 and Class A-4 Notes be rated "AAA" by Standard & Poor's Ratings Services and "Aaa" by Moody's Investors Service, Inc.

                              THE RECEIVABLES POOL

                The receivables are required to meet certain selection criteria as of the cut-off date. Pursuant to such criteria, each receivable: (i) was, at the time of origination, secured by a new, near-new or used automobile or light-duty truck; (ii) was originated in the United States; (iii) provides for scheduled monthly payments that fully amortize the amount financed by such receivable over its original term (except for minimally different payments in the first or last month in the life of the receivable); (iv) had an original number of scheduled payments of not more than 60 and, as of the cut-off date, had a remaining number of scheduled payments of not less than 3 and not more than 59; (v) provides for the payment of a finance charge at an annual percentage rate ranging from 0.9% to 21.0%; (vi) does not have a payment that is more than 29 days past due as of the cut-off date; (vii) is being serviced by Nissan Motor Acceptance Corporation; (viii) according to the records of the servicer, is not due from any obligor who was the subject of a bankruptcy proceeding as of the cut-off date; (ix) does not relate to a vehicle as to which forced-placed insurance premiums have been added to the amount financed as of the cut-off date; and (x) as of the cut-off date had a remaining principal balance of not less than $2,000.00 and not more than $48,000.00. Retail installment sales contracts originated in Alabama, Hawaii and Maryland will not be included in the trust. No selection procedures believed by the seller to be adverse to noteholders have been used in selecting the receivables.

                As of the cut-off date, the average principal balance of the receivables was approximately $15,144.60. Based on the addresses of the originating dealers, the receivables have been originated in 47 states. Except in the case of any breach of representations and warranties by the related dealer, the receivables generally do not provide for recourse against the originating dealer.

                The composition, distribution by annual percentage rate and geographic distribution of the receivables as of the cut-off date are as set forth in the following tables:

                         COMPOSITION OF THE RECEIVABLES

Aggregate Principal Balance..................................................          $1,054,018,470.93
Number of Receivables........................................................                     69,597
Average Principal Balance....................................................                 $15,144.60
      Range of Principal Balances............................................    $2,029.00 to $47,192.94
Average Original Amount Financed.............................................                 $16,696.24
      Range of Original Amount Financed......................................    $2,367.18 to $49,498.21
Weighted Average APR.........................................................                     7.459%
      Range of APRs..........................................................              0.9% to 21.0%
Approximate Weighted Average Original Term to Maturity.......................               55.15 months
      Range of Original Term to Maturity.....................................            12 to 60 months
Approximate Weighted Average Remaining Term to Maturity......................               50.08 months
      Range of Remaining Term to Maturity....................................             3 to 59 months
Percentage by Principal Balance of Receivables of New, Near-New and Used                    85.30% (New)
      Vehicles...............................................................          11.23% (Near-New)
                                                                                            3.47% (Used)
Percentage by Principal Balance of Receivables Financed through Nissan and               93.92% (Nissan)
      Infiniti Dealers.......................................................           6.08% (Infiniti)

                     DISTRIBUTION OF THE RECEIVABLES BY APR

                                                                                               PERCENTAGE OF
                                                                                                 AGGREGATE
                                                 PERCENTAGE OF                                 CUT-OFF DATE
                                  NUMBER OF       TOTAL NUMBER         CUT-OFF DATE              PRINCIPAL
RANGE OF APRs (%)                RECEIVABLES   OF RECEIVABLES (%)   PRINCIPAL BALANCE ($)       BALANCE (%)
-----------------                -----------   ------------------   ---------------------      ------------
0.00 to 0.99 .................           1                 0.00%    $       10,009.15                 0.00%
1.00 to 1.99 .................           9                 0.01             52,884.39                 0.01
2.00 to 2.99 .................         435                 0.63          6,254,249.30                 0.59
3.00 to 3.99 .................       7,477                10.74        102,577,376.18                 9.73
4.00 to 4.99 .................       6,464                 9.29         79,500,453.01                 7.54
5.00 to 5.99 .................       5,372                 7.72         75,312,800.66                 7.15
6.00 to 6.99 .................      21,387                30.73        345,514,943.95                32.78
7.00 to 7.99 .................       6,588                 9.47        106,313,710.47                10.09
8.00 to 8.99 .................       8,303                11.93        137,551,586.68                13.05
9.00 to 9.99 .................       6,061                 8.71         95,409,222.80                 9.05
10.00 to 10.99 ...............       2,447                 3.52         36,899,262.57                 3.50
11.00 to 11.99 ...............       1,843                 2.65         25,920,306.76                 2.46
12.00 to 12.99 ...............       1,199                 1.72         16,996,570.78                 1.61
13.00 to 13.99 ...............         546                 0.78          7,271,168.30                 0.69
14.00 to 14.99 ...............         676                 0.97          9,012,374.41                 0.86
15.00 to 15.99 ...............         174                 0.25          2,236,408.72                 0.21
16.00 to 16.99 ...............         219                 0.31          2,459,806.57                 0.23
17.00 to 17.99 ...............         213                 0.31          2,630,943.68                 0.25
18.00 to 18.99 ...............         138                 0.20          1,683,841.95                 0.16
19.00 to 19.99 ...............          19                 0.03            181,783.65                 0.02
20.00 and above ..............          26                 0.04            228,766.95                 0.02
                                    ------      ---------------     -----------------               ------
     Totals(1) ...............      69,597               100.00%    $1,054,018,470.93               100.00%
                                    ======      ===============     =================               ======

----------

(1) Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

                  DISTRIBUTION OF THE RECEIVABLES BY STATE (1)

                                                                                               PERCENTAGE OF
                                                                                                 AGGREGATE
                                                   PERCENTAGE OF                               CUT-OFF DATE
                                   NUMBER OF       TOTAL NUMBER          CUT-OFF DATE            PRINCIPAL
STATE                             RECEIVABLES    OF RECEIVABLES(%)   PRINCIPAL BALANCE($)       BALANCE (%)
-----                             -----------    -----------------  ---------------------      -------------
Alaska .......................          10                 0.01%    $      144,332.35                 0.01%
Arizona ......................       1,962                 2.82         30,125,011.36                 2.86
Arkansas .....................         943                 1.35         13,924,460.26                 1.32
California ...................       9,283                13.34        143,660,851.70                13.63
Colorado .....................         783                 1.13         12,322,335.32                 1.17
Connecticut ..................       1,486                 2.14         21,306,751.44                 2.02
Delaware .....................         274                 0.39          3,991,029.02                 0.38
Florida ......................       5,116                 7.35         75,844,084.92                 7.20
Georgia ......................       2,637                 3.79         41,070,334.16                 3.90
Idaho ........................         106                 0.15          1,573,804.65                 0.15
Illinois .....................       2,955                 4.25         46,110,239.48                 4.37
Indiana ......................         700                 1.01         11,104,857.59                 1.05
Iowa .........................         459                 0.66          6,833,230.43                 0.65
Kansas .......................         353                 0.51          5,389,292.23                 0.51
Kentucky .....................         737                 1.06         11,013,127.94                 1.04
Louisiana ....................       1,213                 1.74         18,253,243.61                 1.73
Maine ........................         132                 0.19          1,977,778.05                 0.19
Massachusetts ................       2,241                 3.22         32,070,139.21                 3.04
Michigan .....................         572                 0.82          8,771,332.58                 0.83
Minnesota ....................         688                 0.99         10,894,068.10                 1.03
Mississippi ..................         868                 1.25         12,862,540.25                 1.22
Missouri .....................       1,147                 1.65         17,539,438.00                 1.66
Montana ......................          43                 0.06            613,126.02                 0.06
Nebraska .....................         195                 0.28          3,080,122.12                 0.29
Nevada .......................         383                 0.55          6,432,217.85                 0.61
New Hampshire ................         643                 0.92          9,171,108.46                 0.87
New Jersey ...................       3,607                 5.18         52,399,698.42                 4.97
New Mexico ...................         443                 0.64          6,783,471.53                 0.64
New York .....................       5,300                 7.62         77,943,024.71                 7.39
North Carolina ...............       2,568                 3.69         38,332,790.82                 3.64
North Dakota .................          46                 0.07            708,057.93                 0.07
Ohio .........................       1,479                 2.13         21,798,782.39                 2.07
Oklahoma .....................         857                 1.23         12,740,294.83                 1.21
Oregon .......................         383                 0.55          5,358,669.15                 0.51
Pennsylvania .................       3,213                 4.62         47,355,764.03                 4.49
Rhode Island .................         437                 0.63          6,112,579.48                 0.58
South Carolina ...............       1,041                 1.50         15,433,506.68                 1.46
South Dakota .................          41                 0.06            563,263.20                 0.05
Tennessee ....................       2,182                 3.14         33,951,778.27                 3.22
Texas ........................       7,886                11.33        123,979,759.62                11.76
Utah .........................         362                 0.52          5,467,659.38                 0.52
Vermont ......................         145                 0.21          2,068,165.19                 0.20
Virginia .....................       2,012                 2.89         31,114,850.72                 2.95
Washington ...................         769                 1.10         12,500,530.98                 1.19
West Virginia ................         318                 0.46          4,578,049.13                 0.43
Wisconsin ....................         556                 0.80          8,388,342.16                 0.80
Wyoming ......................          23                 0.03            360,575.21                 0.03
                                    ------      ---------------     -----------------               ------
     Total(2) ................      69,597               100.00%    $1,054,018,470.93               100.00%
                                    ======      ===============     =================               ======

----------

(1)     Based solely on the addresses of the originating Dealers.

(2) Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

                   DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

                Set forth below is certain information concerning Nissan Motor Acceptance Corporation's experience pertaining to delinquencies, repossessions and net losses on its total portfolio of new, near-new and used automobile and light-duty truck receivables (including receivables previously sold that Nissan Motor Acceptance Corporation continues to service).

                The data presented in the following tables are for illustrative purposes only. There can be no assurance that Nissan Motor Acceptance Corporation's delinquency, repossession and net loss experience with respect to automobile and light-duty truck receivables in the future, or the experience of the trust with respect to the receivables, will be similar to that set forth below.


                            DELINQUENCY EXPERIENCE(1)

                                                                                              AT MARCH 31,
                                                   AT DECEMBER 31,  ---------------------------------------------------------------
                                                        2000          2000          1999          1998         1997           1996
                                                   ---------------  -------       -------        -------      -------       -------
Number of Contracts
   Outstanding ..............................         455,837       368,660       312,237        330,662      317,238       274,807
Delinquencies as a Percentage of
   Number of Contracts
   Outstanding(2)(3)
     30-59 Days .............................            1.60%         1.54%         2.27%          2.55%        3.10%         2.40%
     60-89 Days .............................            0.30%         0.16%         0.27%          0.36%        0.49%         0.25%
     90 Days or More ........................            0.05%         0.02%         0.04%          0.06%        0.17%         0.05%

----------

(1) The information in the Delinquency Experience table includes retail installment sale contracts for new, near-new and used automobiles and light-duty trucks and includes receivables which Nissan Motor Acceptance Corporation has sold to third parties but continues to service. The information does not include receivables purchased by Nissan Motor Acceptance Corporation under certain special financing programs. The information in the tables relates only to receivables with original terms of 64 months or less. The trust does not include receivables with original maturities in excess of 60 months. In general, Nissan Motor Acceptance Corporation has experienced higher overall levels of losses with respect to receivables with original maturities of 64 to 72 months than with respect to receivables with shorter original maturities.

(2) An account is considered delinquent if 20% or more of the scheduled payment is past due.

(3) The percentages in the left column have been annualized in order to facilitate year to year comparisons.

                 NET CREDIT LOSS AND REPOSSESSION EXPERIENCE(1)
                             (DOLLARS IN THOUSANDS)


                                          AT OR FOR THE
                                           NINE MONTHS
                                              ENDED                     AT OR FOR THE TWELVE MONTHS ENDED MARCH 31,
                                           DECEMBER 31,    ----------------------------------------------------------------------
                                               2000           2000           1999           1998           1997           1996
                                            ----------     ----------     ----------     ----------     ----------     ----------
Principal Amount
  Outstanding ..........................    $5,569,949     $4,273,532     $3,126,219     $3,497,123     $3,276,423     $2,659,232
Average Principal Amount
  Outstanding ..........................    $4,974,300     $3,261,595     $3,463,840     $3,248,193     $3,181,569     $2,308,058
Number of Contracts
  Outstanding ..........................       455,837        368,660        312,237        330,662        317,238        274,807
Average Number of Contracts
  Outstanding ..........................       413,755        316,976        329,320        316,769        309,257        250,040
Number of Repossessions(2) .............         3,800          7,467          9,782         14,164         17,569          9,841
Number of Repossessions as a
  Percent of the Average Number
  of Contracts Outstanding .............          1.22%          2.36%          2.97%          4.47%          5.68%          3.94%
Charge-Offs(3) .........................    $   27,449     $   55,482     $   92,005     $  134,671     $  158,969     $   72,838
Recoveries(4) ..........................    $   19,777     $   39,125     $   41,947     $   39,997     $   31,874     $   20,489
Net Losses .............................    $    7,672     $   16,357     $   50,059     $   94,674     $  127,095     $   52,349
Net Losses as a Percent of
  Principal Amount
  Outstanding(5) .......................          0.18%          0.38%          1.60%          2.71%          3.88%          1.97%
Net Losses as a Percent of
  Average Principal Amount
  Outstanding(5) .......................          0.21%          0.50%          1.45%          2.91%          3.99%          2.27%

---------------
(1) The information in the Net Credit Loss and Repossession table includes retail installment sale contracts for new, near-new and used automobiles and light-duty trucks and includes receivables which Nissan Motor Acceptance Corporation has sold to third parties but continues to service. The information does not include receivables purchased by Nissan Motor Acceptance Corporation under certain special financing programs. The information in the tables relates only to receivables with original terms of 64 months or less. The trust does not include receivables with original maturities in excess of 60 months. In general, Nissan Motor Acceptance Corporation has experienced higher overall levels of losses with respect to receivables with original maturities of 64 to 72 months than with respect to receivables with shorter original maturities. All amounts and percentages, except as indicated, are based on the principal balances of the receivables including unearned interest. Averages are computed by taking a simple average of month end outstandings for each period presented.

(2) The number of repossessions excludes accounts that have been subsequently reinstated.

(3) Charge-offs represent the net principal balance of receivables determined to be uncollectible in the period less proceeds from disposition of related vehicles, other than recoveries described in Note
        (5). Charge-offs do not include expenses associated with collection, repossession or disposition of the vehicle.

(4) Recoveries generally include amounts received on receivables following the time at which the receivable is charged off. Recoveries are net of expenses associated with collection.

(5) The percentages in the left column have been annualized in order to facilitate year to year comparisons.

                Nissan Motor Acceptance Corporation's retail loss experience is dependent upon receivables levels, the number of repossessions, the amount outstanding at the time of repossession and the resale value of repossessed vehicles. The losses in the year ended March 31, 1997 were higher than in previous or subsequent years due to Nissan Motor Acceptance Corporation's effort to finance a broader credit range of customers to support the sale of Nissan and Infiniti vehicles and a general increase in personal bankruptcy filings. The management of Nissan Motor Acceptance Corporation reacted to the negative trend in losses by initiating changes to its credit policy that tightened the range of available credit in order to originate an improved mix of business. These changes involved discontinuing the origination of 72-month term contracts in June 1996 and installing a new empirically derived credit score card in September 1996. In addition, Nissan Motor Acceptance Corporation tightened its credit policy by reducing advance rates for lower credit scores and implementing risk-based pricing. Nissan Motor Acceptance Corporation has recently resumed originating 72-month term contracts under certain financing programs.

                       WEIGHTED AVERAGE LIFE OF THE NOTES

        Prepayments on automotive receivables can be measured relative to a prepayment standard or model. The model used in this term sheet, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the receivables.

        As the rate of payment of principal of each class of notes will depend on the rate of payment (including prepayments) of the principal balance of the receivables, final payment of any class of notes could occur later or significantly earlier than the respective final scheduled distribution dates. Reinvestment risk associated with early payment of the notes will be borne exclusively by the holders of such notes.

        The table captioned "Percent of Initial Note Principal Amount at Various ABS Percentages" (the "ABS Table") has been prepared on the basis of the characteristics of the receivables described above. The ABS Table assumes that
(i) the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (ii) each scheduled monthly payment on each receivable is scheduled to be made and is made on the last day of each month and each month has 30 days, (iii) payments are made on the notes on each distribution date (and each such date is assumed to be the fifteenth day of each applicable month), (iv) the balance in the reserve account on each distribution date is the required amount described in the summary under "Reserve Account" and (v) the servicer does not exercise its option to purchase the receivables. The hypothetical pools each have an assumed cut-off date of December 31, 2000. The ABS Table indicates the projected weighted average life of each class of notes and sets forth the percent of the initial principal amount of each class of notes that is projected to be outstanding after each of the distribution dates shown at various constant ABS percentages.

        The ABS Table also assumes that the receivables have been aggregated into hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, APR, original term to maturity and remaining term to maturity as of the assumed cut-off date) will be such that each pool will be fully amortized by the end of its remaining term to maturity.

                                                                            REMAINING      ORIGINAL
                                                                             TERM TO       TERM TO
                             AGGREGATE PRINCIPAL                            MATURITY       MATURITY
POOL                               BALANCE                     APR         (IN MONTHS)    (IN MONTHS)
----                         -------------------              ------       -----------    -----------
1 .......................      $ 51,666,068.38                4.529%            19            28
2 .......................      $ 82,035,838.13                5.344%            31            37
3 .......................      $129,010,226.93                7.120%            44            48
4 .......................      $369,091,191.82                7.549%            53            60
5 .......................      $422,215,145.67                8.254%            57            60


        The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of notes.


       PERCENT OF INITIAL NOTE PRINCIPAL AMOUNT AT VARIOUS ABS PERCENTAGES

                                         CLASS A-1 NOTES                                           CLASS A-2 NOTES
                                         ---------------                                           ---------------
    DISTRIBUTION DATE     0.50%     1.00%     1.30%     1.50%     1.70%             0.50%     1.00%     1.30%     1.50%     1.70%
    -----------------    ------    ------    ------    ------    ------            ------    ------    ------    ------    ------
         Closing Date    100.00    100.00    100.00    100.00    100.00            100.00    100.00    100.00    100.00    100.00
            15-Feb-01     87.64     84.87     83.13     81.94     80.72            100.00    100.00    100.00    100.00    100.00
            15-Mar-01     75.32     69.88     66.48     64.15     61.76            100.00    100.00    100.00    100.00    100.00
            15-Apr-01     63.05     55.05     50.05     46.62     43.11            100.00    100.00    100.00    100.00    100.00
            15-May-01     50.82     40.38     33.84     29.35     24.77            100.00    100.00    100.00    100.00    100.00
            15-Jun-01     38.63     25.85     17.85     12.36      6.75            100.00    100.00    100.00    100.00    100.00
            15-Jul-01     26.49     11.49      2.09      0.00      0.00            100.00    100.00    100.00     97.49     93.69
            15-Aug-01     14.40      0.00      0.00      0.00      0.00            100.00     98.43     92.25     88.01     83.68
            15-Sep-01      2.36      0.00      0.00      0.00      0.00            100.00     90.33     83.42     78.69     73.85
            15-Oct-01      0.00      0.00      0.00      0.00      0.00             94.44     82.32     74.73     69.54     64.22
            15-Nov-01      0.00      0.00      0.00      0.00      0.00             87.55     74.41     66.18     60.54     54.78
            15-Dec-01      0.00      0.00      0.00      0.00      0.00             80.69     66.59     57.76     51.72     45.53
            15-Jan-02      0.00      0.00      0.00      0.00      0.00             73.86     58.86     49.48     43.05     36.48
            15-Feb-02      0.00      0.00      0.00      0.00      0.00             67.05     51.24     41.34     34.56     27.63
            15-Mar-02      0.00      0.00      0.00      0.00      0.00             60.28     43.71     33.34     26.24     18.98
            15-Apr-02      0.00      0.00      0.00      0.00      0.00             53.53     36.27     25.48     18.09     10.53
            15-May-02      0.00      0.00      0.00      0.00      0.00             46.82     28.94     17.76     10.11      2.29
            15-Jun-02      0.00      0.00      0.00      0.00      0.00             40.13     21.71     10.19      2.30      0.00
            15-Jul-02      0.00      0.00      0.00      0.00      0.00             33.47     14.58      2.76      0.00      0.00
            15-Aug-02      0.00      0.00      0.00      0.00      0.00             26.85      7.55      0.00      0.00      0.00
            15-Sep-02      0.00      0.00      0.00      0.00      0.00             20.98      1.25      0.00      0.00      0.00
            15-Oct-02      0.00      0.00      0.00      0.00      0.00             15.13      0.00      0.00      0.00      0.00
            15-Nov-02      0.00      0.00      0.00      0.00      0.00              9.31      0.00      0.00      0.00      0.00
            15-Dec-02      0.00      0.00      0.00      0.00      0.00              3.52      0.00      0.00      0.00      0.00
            15-Jan-03      0.00      0.00      0.00      0.00      0.00              0.00      0.00      0.00      0.00      0.00
Weighted Average
Life (years) (1)           0.34      0.28      0.25      0.23      0.22              1.30      1.10      1.00      0.94      0.88
Weighted Average
Life to Call
(years)(1) (2)             0.34      0.28      0.25      0.23      0.22              1.30      1.10      1.00      0.94      0.88
Optional Clean-Up
Call Date                    --        --        --        --        --                --        --        --        --        --

----------

(1) The weighted average life of a note is determined by (x) multiplying the amount of each principal payment on a note by the number of years from the date of issuance of the note to the related distribution date, (y) adding the results and (z) dividing the sum by the original principal amount of the note.

(2) This calculation assumes that the servicer exercises its option to purchase the receivables at the first opportunity.

       PERCENT OF INITIAL NOTE PRINCIPAL AMOUNT AT VARIOUS ABS PERCENTAGES

                                       CLASS A-3 NOTES                                            CLASS A-4 NOTES
                                       ---------------                                            ---------------
DISTRIBUTION DATE     0.50%      1.00%      1.30%      1.50%      1.70%          0.50%      1.00%      1.30%      1.50%      1.70%
-----------------    ------     ------     ------     ------     ------         ------     ------     ------     ------     ------
     Closing Date    100.00     100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00     100.00
        15-Feb-01    100.00     100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00     100.00
        15-Mar-01    100.00     100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00     100.00
        15-Apr-01    100.00     100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00     100.00
        15-May-01    100.00     100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00     100.00
        15-Jun-01    100.00     100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00     100.00
        15-Jul-01    100.00     100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00     100.00
        15-Aug-01    100.00     100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00     100.00
        15-Sep-01    100.00     100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00     100.00
        15-Oct-01    100.00     100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00     100.00
        15-Nov-01    100.00     100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00     100.00
        15-Dec-01    100.00     100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00     100.00
        15-Jan-02    100.00     100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00     100.00
        15-Feb-02    100.00     100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00     100.00
        15-Mar-02    100.00     100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00     100.00
        15-Apr-02    100.00     100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00     100.00
        15-May-02    100.00     100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00     100.00
        15-Jun-02    100.00     100.00     100.00     100.00      91.91         100.00     100.00     100.00     100.00     100.00
        15-Jul-02    100.00     100.00     100.00      92.52      80.90         100.00     100.00     100.00     100.00     100.00
        15-Aug-02    100.00     100.00      93.65      82.04      70.18         100.00     100.00     100.00     100.00     100.00
        15-Sep-02    100.00     100.00      84.42      72.56      60.44         100.00     100.00     100.00     100.00     100.00
        15-Oct-02    100.00      93.03      75.38      63.30      50.96         100.00     100.00     100.00     100.00     100.00
        15-Nov-02    100.00      84.43      66.52      54.26      41.73         100.00     100.00     100.00     100.00     100.00
        15-Dec-02    100.00      75.96      57.84      45.44      32.77         100.00     100.00     100.00     100.00     100.00
        15-Jan-03     96.85      67.61      49.34      36.84      24.07         100.00     100.00     100.00     100.00     100.00
        15-Feb-03     88.78      59.40      41.03      28.47      15.64         100.00     100.00     100.00     100.00     100.00
        15-Mar-03     80.75      51.31      32.92      20.33       7.47         100.00     100.00     100.00     100.00     100.00
        15-Apr-03     72.76      43.36      24.99      12.42       0.00         100.00     100.00     100.00     100.00      99.43
        15-May-03     64.82      35.54      17.25       4.74       0.00         100.00     100.00     100.00     100.00      89.01
        15-Jun-03     56.91      27.86       9.71       0.00       0.00         100.00     100.00     100.00      96.31      78.97
        15-Jul-03     49.04      20.31       2.37       0.00       0.00         100.00     100.00     100.00      86.45      69.31
        15-Aug-03     41.21      12.90       0.00       0.00       0.00         100.00     100.00      93.47      76.93      60.04
        15-Sep-03     34.38       6.39       0.00       0.00       0.00         100.00     100.00      84.83      68.47      51.77
        15-Oct-03     27.58       0.00       0.00       0.00       0.00         100.00      99.99      76.42      60.30      43.84
        15-Nov-03     20.82       0.00       0.00       0.00       0.00         100.00      91.40      68.25      52.42      36.25
        15-Dec-03     14.09       0.00       0.00       0.00       0.00         100.00      82.98      60.33      44.83      29.00
        15-Jan-04      7.40       0.00       0.00       0.00       0.00         100.00      74.74      52.64      37.53      22.10
        15-Feb-04      0.75       0.00       0.00       0.00       0.00         100.00      66.66      45.21      30.53      15.55
        15-Mar-04      0.00       0.00       0.00       0.00       0.00          91.97      58.76      38.02      23.84       9.35
        15-Apr-04      0.00       0.00       0.00       0.00       0.00          82.97      51.02      31.08      17.44       3.52
        15-May-04      0.00       0.00       0.00       0.00       0.00          74.02      43.47      24.40      11.36       0.00
        15-Jun-04      0.00       0.00       0.00       0.00       0.00          65.13      36.09      17.97       5.58       0.00
        15-Jul-04      0.00       0.00       0.00       0.00       0.00          56.29      28.90      11.80       0.11       0.00
        15-Aug-04      0.00       0.00       0.00       0.00       0.00          47.50      21.88       5.90       0.00       0.00
        15-Sep-04      0.00       0.00       0.00       0.00       0.00          38.77      15.05       0.25       0.00       0.00
        15-Oct-04      0.00       0.00       0.00       0.00       0.00          31.51       9.38       0.00       0.00       0.00
        15-Nov-04      0.00       0.00       0.00       0.00       0.00          24.29       3.86       0.00       0.00       0.00
        15-Dec-04      0.00       0.00       0.00       0.00       0.00          17.12       0.00       0.00       0.00       0.00
        15-Jan-05      0.00       0.00       0.00       0.00       0.00           9.99       0.00       0.00       0.00       0.00

       PERCENT OF INITIAL NOTE PRINCIPAL AMOUNT AT VARIOUS ABS PERCENTAGES

                                             CLASS A-3 NOTES                                         CLASS A-4 NOTES
                                             ---------------                                         ---------------
       DISTRIBUTION DATE      0.50%     1.00%     1.30%     1.50%     1.70%           0.50%     1.00%     1.30%     1.50%     1.70%
       -----------------      -----     -----     -----     -----     -----           -----     -----     -----     -----     -----
               15-Feb-05      0.00      0.00      0.00      0.00      0.00            2.92      0.00      0.00      0.00      0.00
               15-Mar-05      0.00      0.00      0.00      0.00      0.00            0.00      0.00      0.00      0.00      0.00
       Weighted Average
       Life (years)(1)        2.50      2.19      2.00      1.88      1.77            3.57      3.28      3.05      2.88      2.71
       Weighted Average
       Life to Call
       (years)(1) (2)         2.50      2.19      2.00      1.88      1.77            3.55      3.25      3.02      2.85      2.69
       Optional Clean-Up
       Call Date                --        --        --        --        --          Dec-04    Sep-04    Jun-04    Apr-04    Feb-04

----------

(1) The weighted average life of a note is determined by (x) multiplying the amount of each principal payment on a note by the number of years from the date of issuance of the note to the related distribution date, (y) adding the results and (z) dividing the sum by the original principal amount of the note.

(2) This calculation assumes that the servicer exercises its option to purchase the receivables at the first opportunity.